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                        EXHIBIT 21 TO FORM 10-K

                        UMB FINANCIAL CORPORATION

                        Subsidiaries of the Registrant


                                  Subsidiary                     Jurisdiction of
                                  ----------                       Organization
                                                                   ------------
WESTERN MISSOURI BANKS
UMB Bank, n.a. (Kansas City)                                           U.S.
UMB Bank, Cass County (Peculiar)                                     Missouri
UMB Bank Northwest (St. Joseph)                                      Missouri

EASTERN MISSOURI AND ILLINOIS BANKS
UMB Bank of St. Louis, n.a.                                            U.S.
UMB Bank, Northeast (Monroe City)                                    Missouri
UMB First State Bank of Morrisonville (Illinois)                     Illinois

SOUTHWESTERN MISSOURI BANKS
UMB Bank, Southwest (Springfield)                                    Missouri
UMB Bank, Warsaw                                                     Missouri

CENTRAL MISSOURI BANKS
UMB Bank, Boonville                                                  Missouri
UMB Bank, Jefferson City                                             Missouri
UMB Bank, North Central (Brookfield)                                 Missouri
UMB Bank, Warrensburg                                                Missouri

COLORADO BANK
UMB Bank Colorado                                                    Colorado

KANSAS BANKS
UMB Bank Kansas                                                       Kansas
UMB National Bank of America                                           U.S.

OKLAHOMA BANK
UMB National Bank                                                    Oklahoma

BANKING--RELATED SUBSIDIARIES
Scout Brokerage Services, Inc.                                       Missouri
UMB Community Development Corporation                                Missouri
UMB Consulting Services, Inc.                                        Missouri
UMB Data Corporation                                                 Missouri
UMB Properties, Inc.                                                 Missouri
United Missouri Bank, U.S.A.                                         Delaware
United Missouri Insurance Company                                    Arizona
City Bond and Mortgage Company                                       Missouri

TIERED BANK HOLDING COMPANIES
FCB Corp.                                                            Delaware
Valley Bank Holding Co.                                              Colorado
United Kansas Bancshares, Inc.                                        Kansas
First Sooner Bancshares, Inc.                                        Oklahoma